SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 and 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):   May 25, 2001


                                  CRESTED CORP.
--------------------------------------------------------------------------------
              Exact Name of Registrant as Specified in its Charter)

           Colorado                      0-8773                84-0608126
-------------------------------    -------------------    ----------------------
 (State or other jurisdiction          (Commission          (I.R.S. Employer
       of incorporation)                File No.)          Identification No.)


    Glen L. Larsen Building
    877 North 8th West
    Riverton, WY                                                 82501
------------------------------------------------------    ----------------------
 (Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (307) 856-9271


                                 Not Applicable
--------------------------------------------------------------------------------
               (Former Name, Former Address or Former Fiscal Year,
                          if Changed From Last Report)




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ITEM 5.   OTHER EVENTS

     On May 25, 2001 the Board of Directors of Crested Corp. (the "Registrant") authorized the issuance of 6,666,666 shares of its $.001 par value common stock to its parent company, U.S. Energy Corp. as payment of $3,000,000 debt owed to U.S. Energy Corp., resulting in an increase of U.S. Energy Corp.'s ownership of the Registrant to 72%.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CRESTED CORP.


Dated: June 15, 2001                   By:       /s/   Daniel P. Svilar
                                              ----------------------------------
                                              DANIEL P. SVILAR, Secretary



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